UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2017

UNITED INSURANCE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35761	75-3241967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 2nd Avenue S. Saint Petersburg, FL	33701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 895-7737

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 3, 2017 (the “Closing Date”), United Insurance Holdings Corp., a Delaware corporation (“Parent”), completed the acquisition of AmCo Holding Company, a North Carolina corporation (the “Company”), from RDX Holding, LLC, a Delaware limited liability company (the “Sole Stockholder”), as contemplated by the previously announced Agreement and Plan of Merger, dated as of August 17, 2016 (the “Merger Agreement”), by and among Parent, Kilimanjaro Corp., a North Carolina corporation (“Merger Sub”), Kili LLC, a Delaware limited liability company (“Merger LLC”), the Company, the Sole Stockholder, and certain equityholders of the Sole Stockholder party thereto (collectively, the “Sole Stockholder Member Parties”). The acquisition of the Company was completed through a series of mergers, being (a) the merger of Merger Sub with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “First Merger”), and (b) the merger of the Company, as the survivor of the First Merger, with and into Merger LLC, with Merger LLC surviving as a wholly-owned subsidiary of Parent (the “Second Merger” and, together with the First Merger, the “Mergers”). In connection with the consummation of the Mergers, Merger LLC changed its name to “AmCo Holdings Company, LLC”.

At the effective time of the First Merger, the issued and outstanding shares of common stock of the Company (other than shares owned by the Company, Parent, Merger Sub or any of their respective wholly-owned subsidiaries, which were cancelled) were automatically converted into 20,956,355 shares of common stock, $0.0001 par value per share, of Parent (“Parent Common Stock”). Immediately following the consummation of the Mergers, the Sole Stockholder distributed such shares of Parent Common Stock (the “Merger Consideration”) to its equityholders.

The description of the Merger Agreement and related transactions (including, but not limited to, the Mergers) in this Current Report on Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Merger Agreement, which was attached as Exhibit 2.1 to Parent’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 19, 2016 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above with respect to the issuance of Parent Common Stock as the Merger Consideration is incorporated into this Item 3.02 by reference. The Merger Consideration was issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and was not registered under any state securities laws. Parent relied on representations as to the Sole Stockholder and each of its equityholders to support such exemption, including with respect to the Sole Stockholder’s and each of its equityholders’ status as an “accredited investor” (as defined by Rule 501 under the Securities Act), their acquisition of the Merger Consideration for purposes of investment and not resale, and their ability to bear the entire loss of their investment.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement and that certain Stockholders Agreement, dated as of August 17, 2016 (the “Stockholders Agreement”), by and among Parent, the Sole Stockholder, R. Daniel Peed, an individual residing in the State of Texas, and Peed FLP1, Ltd., L.L.P., a Texas limited liability partnership that is wholly-owned by Mr. Peed (“Peed FLP1” and, together with Mr. Peed, the “Peed Stockholders”), on the Closing Date, the board of directors of Parent (the “Parent Board”) was increased from seven directors to ten directors and Michael R. Hogan, Patrick F. Maroney and R. Daniel Peed were appointed as directors on the Parent Board. Messrs. Hogan, Maroney and Peed are the first individuals designated by Mr. Peed for appointment to the Parent Board pursuant to the Stockholders Agreement, which grants certain board nomination and designation rights to Mr. Peed. Brief summaries of each of Messrs. Hogan’s, Maroney’s and Peed’s relevant experience are set forth in the section of Parent’s definitive proxy statement on Schedule 14A titled “The Mergers—UIHC Board After the Mergers” filed with the SEC on December 29, 2016 and are incorporated herein by reference.

Mr. Peed has also been appointed as Non-Executive Vice Chairman of the Parent Board. At this time, Messrs. Hogan, Maroney and Peed have not been appointed to any of the Parent Board’s standing committees.

Each of Messrs. Hogan, Maroney and Peed previously served on the board of directors of American Coastal Insurance Company, a Florida corporation and wholly-owned subsidiary of the Company (“American Coastal”). Mr. Peed and Peed FLP1 also owned equity of the Sole Stockholder and therefore received a total of 13,951,349 shares of Parent Common Stock upon consummation of the Mergers, and Mr. Peed holds a proxy from a former equityholder of the Sole Stockholder entitling him to vote an additional 3,487,837 shares of Parent Common Stock. Mr. Hogan also owned equity of the Sole Stockholder and received 45,905 shares of Parent Common Stock upon consummation of the Mergers. Based on the market value of shares of Parent Common Stock at the close of business on the business day immediately prior to the Closing Date, the approximate dollar value of the Mergers was $334,253,862, with the approximate dollar value of the Parent Common Stock received by Messrs. Hogan and Peed equaling $732,185 and $222,524,017, respectively.

Mr. Peed is also the Chief Executive Officer and, together with Peed FLP1, an approximately seven percent stockholder of AmRisc, LLC, the exclusive managing general agent of American Coastal (“AmRisc”). Because the Company and American Coastal have no employees, they rely almost entirely on AmRisc’s services in connection with their operations, including as to the management of assets, implementation of underwriting strategies and pricing of risk. For 2016, all premiums written by American Coastal ($250,212,939) were written through AmRisc, and American Coastal paid AmRisc $72,525,185. Mr. Peed is party to an employment agreement with AmRisc pursuant to which he receives certain compensation and benefits, and both Mr. Peed and Peed FLP1 are subject to certain non-competition, non-solicitation, confidentiality and other restrictive covenants for the benefit of AmRisc.

Each of Messrs. Hogan, Maroney and Peed will receive the same cash compensation for his service on the Parent Board as Parent’s other non-employee directors, as described in the section of Parent’s annual proxy statement on Schedule 14A titled “Director Compensation” filed with the SEC on March 29, 2017 and incorporated herein by reference, but such compensation will be prorated to reflect that he was appointed mid-term.

The description of the Stockholders Agreement and related transactions in this Current Report on Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Stockholders Agreement, which was attached as Exhibit 10.1 to Parent’s Current Report on Form 8-K filed with the SEC on August 19, 2016 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

To facilitate the appointment of Messrs. Hogan, Maroney and Peed to the Parent Board as described under Item 5.02 of this Current Report on Form 8-K, on March 31, 2017, the Parent Board adopted and approved amendments to Parent’s bylaws (the “Bylaws”) to increase the size of the Parent Board to ten directors. The Bylaws were also amended to make certain conforming, technical and administrative changes in respect of director resignations and the term of directors elected to fill vacancies on the Parent Board. Such amendments became effective as of the filing of the articles of merger for the First Merger with the Secretary of State of the State of North Carolina.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments to the Bylaws which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by the Company on April 3, 2017 announcing the completion of the Mergers is furnished as Exhibit 99.1 hereto.

The foregoing information in this Item 7.01 (including Exhibit 99.1 hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(a) not later than seventy-one calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The Company will file an amendment to this Current Report on Form 8-K containing the pro forma financial information required by Item 9.01(b) not later than seventy-one calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d)

Exhibit No.	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of August 17, 2016, by and among United Insurance Holdings Corp., Kilimanjaro Corp., Kili LLC, RDX Holding, LLC, certain equityholders of RDX Holding, LLC party thereto and AmCo Holding Company (incorporated herein by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 19, 2016)*

3.1	Amendments to the Bylaws of FMG Acquisition Corp., as adopted on March 31, 2017

10.1	Stockholders Agreement, dated as of August 17, 2016, by and among United Insurance Holdings Corp., RDX Holding, LLC, R. Daniel Peed and Peed FLP1, Ltd., L.L.P. (incorporated herein by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 19, 2016)

99.1	Press Release issued by United Insurance Holdings Corp. on April 3, 2017

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Parent agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.

Date:	April 3, 2017	By:	/s/ John Forney
			Name:	John Forney
			Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of August 17, 2016, by and among United Insurance Holdings Corp., Kilimanjaro Corp., Kili LLC, RDX Holding, LLC, certain equityholders of RDX Holding, LLC party thereto and AmCo Holding Company (incorporated herein by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 19, 2016)*

3.1	Amendments to the Bylaws of FMG Acquisition Corp., as adopted on March 31, 2017

10.1	Stockholders Agreement, dated as of August 17, 2016, by and among United Insurance Holdings Corp., RDX Holding, LLC, R. Daniel Peed and Peed FLP1, Ltd., L.L.P. (incorporated herein by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 19, 2016)

99.1	Press Release issued by United Insurance Holdings Corp. on April 3, 2017

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Parent agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.